UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 1, 2009

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29230	51-0350842
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

622 Broadway, New York, New York		10012
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (646) 536-2842

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition

On September 1, 2009, Take-Two Interactive Software, Inc. (the “Company”) issued a press release announcing the financial results of the Company for its third fiscal quarter ended July 31, 2009.  A copy of this press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference herein.

The information included in this Current Report on Form 8-K, including Exhibit 99.1 hereto, that is furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  In addition, the information included in this Current Report on Form 8-K, including Exhibit 99.1 hereto, that is furnished pursuant to this Item 2.02 shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 8.01               Other Events

On September 1, 2009, the Company issued a press release announcing that it has reached an agreement in principle to settle the previously disclosed consolidated securities class action, In re Take-Two Interactive Securities Litigation, No. 1:06-cv-00803 (SWK), which relates to allegations of the purported “Hot Coffee” content contained in the Company’s Grand Theft Auto: San Andreas title and historical stock option granting practices.  A copy of this press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits:

99.1         Press Release dated September 1, 2009 relating to Take-Two Interactive Software, Inc.’s financial results for its third fiscal quarter ended July 31, 2009.

99.2         Press Release dated September 1, 2009 relating to an agreement in principle to settle a consolidated securities class action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.
(Registrant)

	By:	/s/ Daniel P. Emerson
Daniel P. Emerson
Vice President, Associate General Counsel and
Secretary

Date: September 1, 2009

EXHIBIT INDEX

Exhibit

99.1	Press Release dated September 1, 2009 relating to Take-Two Interactive Software, Inc.’s financial results for its third fiscal quarter ended July 31, 2009.

99.2	Press Release dated September 1, 2009 relating to an agreement in principle to settle a consolidated securities class action.